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                              Amended and Restated

                                 CODE OF ETHICS

                        THRIVENT FINANCIAL FOR LUTHERANS

                       THRIVENT INVESTMENT MANAGEMENT INC.

                              THRIVENT MUTUAL FUNDS

                                       and

                           THRIVENT SERIES FUND, INC.

                                  IC Rule 17j-1
                                 IA Rule 204A-1

                                February 1, 2005

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  I.  Introduction ........................................................    1
 II.  Fiduciary Duties of Investment Advisers .............................    3
      A. Overview of Fiduciary Duties .....................................    3
      B. Unlawful Acts ....................................................    3
III.  Standards of Business Conduct .......................................    4
      A. In General .......................................................    4
      B. Non-Public Information ...........................................    4
      C. Conflicts of Interest ............................................    5
      D. Market Timing / Short-Term Investing .............................    5
      E. Duty of Care .....................................................    5
 IV.  Reporting Requirements ..............................................    6
      A. Reporting Upon Becoming Access Person ............................    6
      B. Individual Transaction Reports ...................................    6
      C. Quarterly Transaction Reports ....................................    6
      D. Annual Holdings Reports and Certifications .......................    7
      E. Independent Fund Directors .......................................    7
      F. Exceptions to Reporting Requirements .............................    8
      G. Reports of Violations ............................................    8
  V.  Personal Trading Rules and Procedures ...............................    8
      A. Access Persons ...................................................    8
         1. Access Person Defined .........................................    8
         2. Access Person Rules and Procedures ............................    8
            a. Initial Public Offerings ...................................    8
            b. Limited Offerings ..........................................    9
            c. Transactions in Reportable Thrivent Fund Securities ........    9
      B. Advisory Persons .................................................    9
         1. Advisory Persons Defined ......................................    9
         2. Advisory Person Rules and Procedures ..........................   10
            a. Pre-Clearance ..............................................   10
            b. Investments in Covered Securities under Active
                  Consideration Prohibited ................................   10
         3. Transactions Exempt from the Pre-Clearance Rules ..............   10
         4. Procedures for Obtaining Pre-Clearance ........................   11
         5. Procedures for Pre-Clearance of Limit Orders ..................   11
         6. Procedures for Options ........................................   11
         7. Reporting Obligations .........................................   11
      C. Investment Personnel .............................................   12
         1. Investment Personnel Defined ..................................   12
         2. Investment Personnel Rules and Procedures .....................   12
            a. 60-Day Holding Period ......................................   12
            b. Exceptions to the 60-Day Holding Period ....................   12
      D. Portfolio Managers ...............................................   13
         1. Portfolio Manager Defined .....................................   13
         2. Portfolio Manager Rules and Procedures ........................   13
            a. Seven Calendar Day Rule ....................................   13

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            b. Exceptions to Seven Day Calendar Rule ......................   14
 VI.  Procedures for Handling Inside Information ..........................   14
      A. Identifying Inside Information ...................................   14
      B. Personal Securities Trading ......................................   15
      C. Restricting Access to Material Nonpublic Information .............   15
      D. Resolving Issues Concerning Insider Trading ......................   15
VII.  Administration of Code of Ethics ....................................   15
      A. Procedures .......................................................   15
      B. Reporting ........................................................   15
      C. Recordkeeping Requirements .......................................   16
      D. Sanctions ........................................................   16

Appendix A: Four Compliance Categories
Appendix B: Personal Trading Request and Authorization Forms
Appendix C: Initial Securities Holdings Report
Appendix D: Quarterly Securities Transactions Report
Appendix E: Annual Securities Holdings Report
Appendix F: Subadvisers

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Defined Terms

                                                                            Page
                                                                            ----
   Access Person ........................................................     8
   Adviser, Advisers ....................................................     1
   Advisers Act .........................................................     1
   Advisory Person ......................................................    10
   Beneficial Ownership .................................................     6
   Chief Compliance Officer .............................................     2
   Client, Clients ......................................................     3
   Code .................................................................     1
   Compliance ...........................................................     2
   Covered Security .....................................................     3
   Exchange Act .........................................................     2
   Front Running ........................................................    10
   Fund Accounting ......................................................     1
   Independent Fund Director ............................................     1
   Initial Public Offering ..............................................     9
   Investment Personnel .................................................    12
   Large Company Securities .............................................    13
   Limited Public Offering ..............................................     9
   Material Violation ...................................................    16
   Mutual Fund Accounting ...............................................     1
   1940 Act .............................................................     1
   Portfolio Manager ....................................................    13
   Pre-Clearance Form ...................................................    11
   Principal Underwriter ................................................     1
   Purchase or Sale .....................................................     3
   Regulated Companies ..................................................     1
   Reportable Thrivent Fund .............................................     3
   Residential Family Member ............................................     6
   Restricted List ......................................................    15
   Rule 17j-1 ...........................................................     1
   Rule 204A-1 ..........................................................     1
   Rules ................................................................     1
   SEC ..................................................................
   Securities Act .......................................................     2
   Securities Department ................................................     1
   Securities Law .......................................................     1
   Security Held or to be Acquired ......................................     3
   Subadviser Codes .....................................................     2
   Thrivent .............................................................     1
   Thrivent Fund, Thrivent Funds ........................................     1
   Unlawful Actions .....................................................     3

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                                 Code of Ethics
                        Thrivent Financial for Lutherans
                       Thrivent Investment Management Inc.
                              Thrivent Mutual Funds
                           Thrivent Series Fund, Inc.

This Code of Ethics (the "Code") has been adopted by Thrivent Financial for Lutherans and Thrivent Investment Management Inc. (each an "Adviser" and collectively, the "Advisers"), Thrivent Investment Management Inc. (as an Adviser and as the "Principal Underwriter"), and the Thrivent Mutual Funds and Thrivent Series Fund, Inc. (each a "Thrivent Fund" or "Fund" and collectively, the "Thrivent Funds" or "Funds" and together with the Advisers, the "Regulated Companies" or "Thrivent") effective as of February 1, 2005, pursuant to Rule 17j-1

("Rule 17j-1") under the Investment Company Act of 1940 (the "1940 Act") and Rule 204A-1 ("Rule 204A-1" and together with Rule 17j-1, the "Rules") under the Investment Advisers Act of 1940 (the "Advisers Act"). This Code applies to all Access Persons (as hereinafter defined) and generally includes:

..    The Boards of Directors/Trustees of each Regulated Company (other than the independent directors of the Advisers)

..    Employees in the Securities Department of the Investment Division and other employees located in physical proximity ("Securities Department")

..    Certain employees in the Fund Accounting Administration and Fund Accounting
     Operations Departments of Investment Accounting ("Fund Accounting")

..    Certain employees in the Securities Law Department of the Law, Compliance
     and Government Affairs Division ("Securities Law")

..    Officers of the Thrivent Funds

..    Certain officers of the Advisers

..    Members of the Portfolio Compliance and Valuation Committee

Your receipt of this Code for your review and signature means that you are an Access Person to whom the Code applies.

                                 I. INTRODUCTION

Rule 17j-1 requires investment companies, as well as their investment advisers and principal underwriters, to adopt written codes of ethics containing provisions reasonably necessary to prevent Access Persons from engaging in any act, practice, or course of business prohibited under the anti-fraud provisions of the Rule. The Board of Directors/Trustees of each Thrivent Fund, including a majority of the Directors/Trustees who are not interested persons of a Thrivent Fund (the "Independent Fund Directors"), must approve the code of ethics of the Thrivent Funds, as well as the code of ethics of each Adviser, each sub-adviser and the Principal Underwriter. The Board of Directors/Trustees must base its approval of a code of ethics and any material changes thereto on its determination that the code of ethics contains provisions reasonably necessary to prevent Access Persons from engaging in acts, practices or courses of

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business prohibited by the anti-fraud provisions of Rule 17j-1. Any material change to a code of ethics must be approved the Board of Directors/Trustees.

Rule 204A-1 requires each investment adviser registered with the SEC to establish, maintain and enforce a written code of ethics. The adviser's code of ethics must address standards of business conduct, the adviser's fiduciary obligations to its clients, compliance with applicable federal securities laws, personal securities transactions and reporting of Access Persons and the duty of the Chief Compliance Officer to monitor compliance with the Code.

Abusive personal investment activities by Access Persons are prohibited not only by the Rules, but also by other provisions of the federal securities laws. For example, a fund manager who engages in Front Running (as hereinafter defined) or makes investment decisions for a Fund with the intent to benefit personally, for example, would, in addition to violating Rule 17(j), violate the antifraud provisions of Section 17(a) of the Securities Act of 1933 (the "Securities Act") and Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and rule 10b-5 under the Exchange Act. If a Fund and its portfolio manager purchase or sell securities in the same company, the portfolio manager may have engaged in a "joint transaction" with the Fund in violation of Section 17(d) of the 1940 Act and rule 17d-1 thereunder. If a portfolio manager causes a Fund to purchase particular securities in exchange for any compensation (in the form of securities, private investment opportunities, favorable trading terms, or other similar benefits), the manager would violate Section 17(e) of the 1940 Act, which prohibits any portfolio manager or other fund insider, acting as agent, from receiving compensation from outside sources in exchange for the purchase or sale of any property to or from an investment company. An investment adviser whose portfolio manager or other employees engage in abusive investing would violate Section 206 of the Advisers Act, which prohibits investment advisers from engaging in certain fraudulent conduct and imposes a strict fiduciary duty on all advisers.

Penalties for violation of these laws can be severe and extend to the related Thrivent Financial for Lutherans entities and their officers and directors as well as to the individual.

The provisions of the codes of ethics of the subadvisers described in Exhibit F hereto (the "Subadviser Codes") are hereby incorporated by reference into this Code and are applicable to the directors, officers and employees of each respective subadviser who are "access persons" (as defined in Rule 17j-1) of a Fund. A violation of the applicable Subadviser Code by any such access persons shall also constitute a violation of this Code.

If you have any questions concerning this Code, please contact the Chief Compliance Officer of the Regulated Companies ("Chief Compliance Officer") or a designated person within Securities Law (individually and collectively, "Compliance").

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                   II. FIDUCIARY DUTIES OF INVESTMENT ADVISERS

A.   Overview of Fiduciary Duties

     All personnel engaged in Thrivent's advisory business are obligated to conduct themselves as professionals who occupy a position of trust and confidence with respect to investment advisory clients. the SEC and the judiciary have consistently taken the view that an investment adviser owes a "fiduciary duty" to its advisory clients. This duty requires a course of conduct, consistent with other statutory and regulatory obligations, which will be in the advisory client's best interest.

     Historically, investment advisers have been charged with the highest standard of conduct among the different classes of securities professionals. When acting in a fiduciary capacity, investment advisers must serve the interests of their advisory clients with undivided loyalty. Therefore, when acting in a fiduciary capacity, Thrivent will adhere to the highest standard of care and diligence in conducting its activities independently and in accordance with prudent internal procedures, and be particularly sensitive to situations in which the interest of its advisory clients may even indirectly conflict with those of Thrivent.

B.   Unlawful Actions

     1. Section (b) of the Rule 17j-1 defines the following activity as illegal:

          Unlawful Actions. It is unlawful for any affiliated person of or principal underwriter for a Fund, or any affiliated person of an investment adviser of or principal underwriter for a Fund, in connection with the purchase or sale, directly or indirectly, by the person of a Security Held or to be Acquired by the Fund:

          (1)  To employ any device, scheme or artifice to defraud the Fund;

          (2) To make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading;

          (3) To engage in any act, practice or course of business that operates or would operate as a fraud or deceit on the Fund; or

          (4)  To engage in any manipulative practice with respect to the Fund.

     2.   Unlawful Action Definitions

          a. "Purchase or sale" of a Covered Security means the purchase, sale, other acquisition or disposition of a Covered Security, including, among other things, the writing of an option to purchase or sell a Covered Security. Purchase or sale as so defined is sometimes hereafter referred to as a "transaction" in a Covered Security.

          b.   "Security Held or to be Acquired" by a Fund is defined as:

               (i)  Any Covered Security which, within the most recent 15 days:

                    (A)  Is or has been held by the Fund; or

                    (B) Is being or has been considered by the Fund or its investment adviser for purchase by the Fund; and

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               (ii) Any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security.

          c. "Covered Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, limited partnership interest, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing, except that it does not include:

               (i)  Direct obligations of the Government of the United States;

               (ii) Bankers' acceptances, bank certificates of deposit,
                    commercial paper and high quality short-term debt instruments, including repurchase agreements;

               (iii) Shares issued by money market funds; and

               (iv) Shares issued by open-end funds other than the Reportable
                    Thrivent Funds.

          d. "Reportable Thrivent Fund" means any fund or portfolio of the Thrivent Mutual Funds or Thrivent Series Fund, Inc. other than the Thrivent Money Market Fund and the Thrivent Money Market Portfolio, respectively.

                       III. STANDARDS OF BUSINESS CONDUCT

A.   In General

     Each Access Person shall adhere to the highest ethical standards and shall:

     1. at all times, place the interests of the Thrivent Funds and other advisory clients of the Advisers (collectively, the "Clients") before his/her personal interests;

     2. conduct all personal securities transactions in a manner consistent with this Code, so as to avoid any actual or potential conflicts of interest, or any abuse of position of trust and responsibility; and

     3. not take any inappropriate advantage of his/her position with or on behalf of the Thrivent Funds.

B.   Non-Public Information.

     1.   No Access Person shall, either directly or indirectly:

          a. Engage in any business transaction or arrangement for personal profit based on confidential information gained by way of employment or position with the Thrivent Funds, the Advisers, or an affiliate of either.

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          b.   Communicate non-public information about security transactions of an Adviser or Client, whether current or prospective, to anyone unless necessary as part of the regular course of the Adviser's or Client's business.

     2. See Section VI for procedures to follow upon receipt of non-public information involving a company that is subject to the reporting obligations of Section 12 or 15 of the Exchange Act.

C.   Conflicts of Interest.

     1. No Access Person shall accept a gift, favor, or service of more than a de minimis value from any person or company that, to the actual knowledge of such Access Person, does business or is seeking to do business with a Regulated Company.

     2. No Access Person shall buy or sell any security or other property from or to a Client, provided that this item shall not be construed to prohibit a person from being a shareholder of a Thrivent Fund or the contract owner of a variable annuity, life insurance or any other product that is funded or issued by a Thrivent Fund.

     3. No Investment Personnel shall serve on the board of directors of any company that is subject to the reporting obligations of Section 12 or 15 of the Exchange Act, absent prior authorization from the Chief Compliance Officer based upon a determination that the board service would be consistent with the interests of the Clients. If such board service is authorized, such Investment Personnel shall be isolated from the investment making decisions of the Thrivent Funds or other Clients with regard to securities of the company on whose board the individual serves.

     4. Each Access Person shall comply with the provisions of the Thrivent Conflicts of Interest Policy, which may be found under "Corporate Policies" on the Human Resources intranet site.

     5. Each Access Person shall comply with the provisions of the Investment Advisers Compliance Manual, which may be found under "Operations" on the Investment Division intranet site.

D.   Market Timing / Short-Term Investing.

     Access Persons must refrain from knowingly placing trades in any mutual fund after it closes while obtaining that day's price for the fund shares.

E.   Duty of Care

     When acting as fiduciaries, the Advisers have a duty to perform their services carefully. Negligence in the performance of investment advisory activities may result in liability to the injured Client. Clients expect that Adviser personnel will perform their responsibilities with the care and skill that is appropriate under the circumstances.

     This responsibility requires, among other things, that securities recommendations be made on the basis of adequate investigation and that any recommended investment is suitable to the particular Client in light of the nature and objectives of that Client.

                           IV. REPORTING REQUIREMENTS

     Note: Reportable Thrivent Funds are Covered Securities and are therefore subject to the reporting requirements of this Section IV as well as the holding period requirements of Section V.A.2.c. of this Code.

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A.   Reporting Upon Becoming Access Person.

     No later than 10 days after the person becomes an Access Person, whether through outside hiring or internal transfer, every Access Person (other than an Independent Fund Director) shall report to the Fund the following information, which must be current as of a date no more than 45 days prior to the date the person becomes an Access Person:

     1. The title and type of security and as applicable, the exchange ticker symbol or CUSIP number, number of shares, and principal amount of each Covered Security in which the Access Person had any Beneficial Ownership when the person became an Access Person;

     2. The name of any broker, dealer or bank with whom the Access Person maintains an account in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

     3.   The date the report is submitted by the Access Person.

     "Beneficial Ownership" means an individual's direct or indirect pecuniary interest in a Covered Security, and shall include, but not be limited to:

          i.   Securities held in his or her name;

          ii. Securities held by members of a person's immediate family sharing the same household ("Residential Family Member");

          iii. A general partner's interest in the portfolio of securities held by a general or limited partnership;

          iv. Securities held by a trust of which the person is a beneficiary where a trustee, other than the person, does not exercise exclusive investment control;

          v. Securities held by an investment club of which the person is a member and in which he or she has a direct or indirect pecuniary interest;

          vi. Securities held by an entity (including without limitation corporations, trusts and partnerships) or other person (such as acting as guardian or conservator) if the person has authority over the investment decisions for such entity or person.

B.   Confirmations.

     All Access Persons (other than the Independent Directors) shall direct the brokers or dealers effecting their personal securities transactions to provide Compliance with duplicate copies of trade confirmations and copies of periodic account statements.

C.   Quarterly Transaction Reports.

     No later than 30 days after the end of each calendar quarter, every Access Person (other than an Independent Director) shall report to Compliance the following information:

     1. With respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect Beneficial Ownership:

          a. The date of the transaction, the title, and as applicable the exchange ticker symbol or CUSIP number, interest rate and maturity date, the number of shares and the principal amount of each Covered Security involved;

          b. The nature of the transaction (i.e., purchase, sale or other type of acquisition or disposition);

          c. The price of the Covered Security at which the transaction was effected;

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          d.   The name of the broker, dealer or bank with or through which transaction was effected; and

          e.   The date that the report is submitted by the Access Person.

     2. With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

          a. The name of the broker, dealer or bank with whom the Access Person established the account;

          b.   The date the account was established; and

          c.   The date the report is submitted by the Access Person.

     3. Transactions Exempt from Quarterly Reporting. Access Persons are not required to report purchases and sales of Reportable Thrivent Funds that are made pursuant to an Automatic Investment Plan. "Automatic Investment Plan" is defined as a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An Automatic Investment Plan includes a dividend reinvestment plan.

D.   Annual Holdings Reports and Certifications.

     Annually, every Access Person (other than the Independent Fund Directors) shall report and certify to the Fund, the following information (which information must be current as of a date no more than 45 days before the report is submitted):

     1. The title and type of security, and as applicable the exchange ticker symbol or CUSIP number, as applicable, number of shares and principal amount of each Covered Security in which the Access Person had any Beneficial Ownership when the person became an Access Person;

     2. The name of any broker, dealer or bank with whom the Access Person maintains an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person;

     3. Certification that he or she has (i) read and understands this Code and recognizes that he or she is subject to the Code and (ii) complied with all requirements of the Code to which he or she is subject and disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code; and

     4.   The date that the report is submitted by the Access Person.

E.   Independent Fund Directors.

     An Independent Fund Director need not make:

     i. An initial holdings report under Section IV.A, individual transaction reports under Section IV.B, or an annual holdings report under Section IV.D; and

     ii. A quarterly transaction report under Section IV.C., unless the director knew or, in the ordinary course of fulfilling his or her official duties as a Thrivent Fund Director/Trustee should have known, that during the 15-day period immediately before or after the director's transaction in a Covered Security, theThrivent Fund purchased or sold the Covered Security, or the Fund or its investment adviser considered purchasing or selling the Covered Security.

F.   Exceptions to Reporting Requirements.

     A person need not make a report under this Section II.B with respect to transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control.

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G.   Reports of Violations.

     Every Access Person aware of any violation of this Code shall report the violation to the Chief Compliance Officer in an expedient fashion.

                    V. PERSONAL TRADING RULES AND PROCEDURES

A.   Access Persons

     1.   Access Person Defined

          "Access Person" shall mean

          a. any officer, director or trustee of a Fund or Adviser, provided, however, that directors and officers of the Advisers are "Access Persons" only if such officer or director, with respect to any Fund or other Client, in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of Covered Securities by a Fund or other Client, or whose functions or duties in the ordinary course of business relate to making of any recommendation to a Fund regarding the purchase or sale of Covered Securities;

          b. any employee of a Fund or Adviser who, in connection with his or her regular functions or duties, makes, participates in, or obtains or has access to information regarding, the purchase or sale of Covered Securities by a Fund or other Client, or whose functions relate to the making of any recommendations with respect to the purchases or sales;

          c. any officer, director, trustee or employee of a Regulated Company who has access to nonpublic information regarding any Client's purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any Thrivent Fund, and

          d. any natural person in a control relationship to a Thrivent Fund or Adviser who obtains information concerning recommendations made to the Thrivent Fund with regard to the purchase or sale of Covered Securities by a Thrivent Fund.

     2.   Access Person Rules and Procedures

          a.   Initial Public Offerings.

               No Access Person, other than an Independent Fund Director, shall purchase, directly or indirectly, in an Initial Public Offering any Covered Security in which he or she has, or by reason of such transaction would acquire, Beneficial Ownership without the prior written approval of Compliance. "Initial Public Offering" means an offering of securities registered under the Securities Act, the issuer of which, immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Exchange Act.

          b.   Limited Offering Rules.

               No Access Person, other than an Independent Fund Director, shall purchase, directly or indirectly, in a Limited Offering any Covered Security in which he or she has, or by reason of such transaction would acquire, any Beneficial Ownership without the prior written approval of Compliance. "Limited Offering" means an offering that is exempt from registration under the Securities

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               Act pursuant to section 4(2) or section 4(6) or pursuant to rule
               504, rule 505, or rule 506 thereunder.

               If such a purchase is made, the Access Person must disclose thereafter his or her position in the issuer of the Covered Security whenever he or she is involved to any material extent in any subsequent consideration of the securities of such issuer by or on behalf of a Fund or other Client, and the determination of whether to make such investment must be made or reviewed by Investment Personnel having no personal interest in the issuer.

B.   Advisory Persons

     1.   Advisory Person Defined.

          "Advisory Person" shall mean any Access Person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by a Fund or other Client, or whose functions relate to the making of any recommendations with respect to purchases or sales;

          Note: All officers and employees in the Securities Department, certain officers and employees in Mutual Fund Accounting and/or Securities Law and members of the Portfolio Compliance and Valuation Committee are deemed to be "Advisory Persons". Each Advisory Person shall be notified that he or she is such and is therefore subject to the personal trading rules.

     2.   Advisory Person Rules and Procedures

          a.   Pre-Clearance.

               No Advisory Person shall purchase or sell, directly or indirectly, any Covered Security in which he or she has, or by reason of such transaction would acquire, any Beneficial Ownership without the prior approval of Compliance, provided, however, that no person shall be required to pre-clear a transaction effected for any account over which such person has no direct or indirect influence or control.

          b. Investments in Covered Securities Under Active Consideration Prohibited.

               Front-Running (generally defined as the purchase or sale of a security in anticipation of and prior to the adviser effecting similar transactions for its clients in order to take advantage or avoid changes in market prices effected by the client's transactions) is illegal and is prohibited. No Advisory Person will be granted pre-clearance for the purchase or sale of any Covered Security on a day that any Client or Adviser has a pending "buy" or "sell" order in the same Covered Security until the order is withdrawn or executed.

     3. Transactions Exempt from the Pre-Clearance Rules. All transactions in a Covered Security must receive prior clearance except the following:

          a. Mutual Funds. Shares in registered open-end investment companies (i.e., mutual funds) registered under the 1940 Act, including the Reportable Thrivent Funds.

          b. Unit Investment Trusts. Shares in a unit investment trust registered under the 1940 Act.

          c. Closed-end Funds. Shares in a closed-end fund registered under the 1940 Act.

          d. Futures. Exchange-traded financial futures, stock index futures, currency futures, commodity futures.

          e. Stock Index Funds. Interests in a broad-based, publicly traded market basket or index of stocks, approved for trading by the Compliance Committee.

          f. Government Debt. Debt issued or guaranteed by the United States government.

          g. Governmental Agencies. Debt issued by an enterprise sponsored by the United States government.

          h. Pro Rata Distributions. Purchases effected by the exercise of rights issued pro rata to all holders of a class of securities or the sale of rights so received.

          i. Tenders. Purchases and sales of securities pursuant to a tender offer.

          j. Payroll Deduction Plans. Purchases by a Residential Family Member pursuant to a payroll deduction plan, provided Compliance has been previously notified that the Residential Family Member will be participating in the payroll deduction plan.

          k. Exercise of Stock Option of Corporate Employer by Residential Family Member. Purchases as part of the exercise by a Residential Family Member of a stock option issued by the corporation employing the Residential Family Member.

          l. Dividend Reinvestment Plans. Purchases effected through an established dividend reinvestment plan ("DRP"), provided that the Compliance Committee is first notified by the employee that he or she will be participating in the DRP. An employee's purchase of shares of the issuer to initiate participation in the DRP or an employee's purchase of shares in addition to those purchased with dividends must receive prior clearance.

          m. Systematic Investment Plans. Purchases effected through a systematic investment plan involving the automatic investment of a set dollar amount on predetermined dates, provided Compliance has been previously notified by the employee that he or she will be participating in the plan. An employee's purchase of securities of the issuer to initiate participation in the plan must receive prior clearance.

          n.   Inheritances. The acquisition of securities through inheritance.

          o. Gifts. The receipt of a Covered Security as a gift or the making of gift of a Covered Security to a charitable organization described in Section 501(c) of the Internal Revenue Code.

          Exemption from pre-clearance does not constitute an exemption from the reporting requirements of Section II.B.

     4.   Procedures for Obtaining Pre-Clearance.

          a. An Advisory Person seeking pre-clearance must contact designated Compliance personnel and request pre-clearance. The request may be by telephone or email.

          b. Compliance will determine and record on the Pre-Clearance Form whether the request was approved or disapproved, the date and time of the approval or disapproval, the reason for any disapproval, and whether any approval was granted pursuant to an exception. Reasons for disapproval include, without limitation, a pending order for purchase or sale of a Covered Security by or on behalf of an Adviser or Fund, any "black-out" period applicable to Portfolio Managers, and restrictions on trading any Covered Security on the Restricted List.

          c. Pre-clearance shall be valid for two (2) days, including the day given. Upon completion of the transaction, the Advisory Person shall complete Part IB, execute Part III and return the Pre-Clearance Form to Compliance. In the event the transaction is not completed, the form shall be returned to Compliance marked as not executed.

          Note: Advisory persons are reminded to cancel any limit order that is not executed during the pre-clearing period.

     5.   Procedures for Options.

          The purchase or sale of an option on stocks by an Advisory Person must be pre-cleared. The exercise of an option to buy or sell the underlying stock must also be pre-cleared and is subject to holding period provisions of Section V.C.2.a.

     6. Reporting Obligations. All Advisory Persons are subject to the reporting requirements for Access Persons set forth in Section IV. of this Code.

          Advisory Persons are cautioned that pre-clearance or exemption of a transaction under this Section V is not a "safe harbor" and does not shield the individual in the event he or she otherwise violates applicable securities laws or regulations.

C.   Investment Personnel

     1.   Investment Personnel Defined.

          "Investment Personnel" means (i) any Advisory Person who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by a Thrivent Fund or other Client, and (ii) any natural person who controls a Thrivent Fund or Adviser and who obtains information concerning recommendations made to a Thrivent Fund or other Client regarding the purchase or sale of securities by a Thrivent Fund or other Client.

          Note: All Portfolio Managers, Associate Portfolio Managers, traders and employees in the Equity Research and Credit Research areas, and their direct or indirect supervisors in the Investment Division are deemed to be Investment Personnel.

     2.   Investment Personnel Rules and Procedures.

          The following rules and procedures must be complied with in addition to those pertaining to all Access Persons and Advisory Persons.

          a.   60-Day Holding Period

               No Investment Personnel shall profit, directly or indirectly, from the purchase and sale or sale and purchase of the same or equivalent Covered Security within any 60 calendar-day period. In the event of such transactions by an Investment Personnel within the prescribed period, the later transaction shall, if practicable, be rescinded or, if rescission shall not be practicable, any profits realized on the transactions shall be forfeited to a charitable organization selected by the Adviser.

          Note: The 60-day rule covers "equivalent" securities; therefore, the rule would prohibit options transactions on or short sales of a security within 60 days of its purchase.

          Note: The 60-day rule is applied on a "last in - first out" basis. For example, if Investment Personnel purchases ABC stock on January 1, 2002, and makes a subsequent purchase of ABC stock on December 1, 2003, he or she may not sell any shares of ABC stock until January 31, 2004. The "clock" restarts each time a trade is made in the security.

          b. Exceptions to the 60-Day Holding Period. All transactions in a Covered Security by Investment Personnel are subject to the 60-day holding period, except:

               i. In cases of immediate and heavy financial need where funds are not readily available from other sources, Investment Personnel may request approval for the sale of Covered Securities from Compliance. The request must be in writing and set forth the circumstances of the request, and must not exceed the amount needed to meet the financial hardship, including anticipated income taxes. Compliance has no obligation to grant the request.

               ii. Securities obtained in a transaction exempt from pre-clearance by Advisory Persons (See Section V.B.3. of this Code).

               iii. Up to $20,000 per Covered Security per calendar month in the actively traded securities of an issuer with a market capitalization of $5 billion or more ("Large Company Securities").

               iv. Per calendar month, the greater of five option contracts or sufficient option contracts to control $20,000 in the underlying Large Company Security.

D.   Portfolio Managers

     1.   Portfolio Manager Defined.

          "Portfolio Manager" shall mean any Investment Personnel entrusted with the direct responsibility and authority to make investment decisions affecting the Fund. The definition includes the Chief Investment Officer, the Head of Equities and the Head of Fixed Income.

     2.   Portfolio Manager Rules and Procedures.

          The following rules and procedures must be complied with in addition to those pertaining to Access Persons, Advisory Persons and Investment Personnel.

          a.   Seven Calendar Day Rule.

               No Portfolio Manager shall purchase or sell any Covered Security in which he or she has, or by reason of such transaction would acquire, any Beneficial Ownership in any Covered Security within a period of seven (7) calendar days before or after any transaction in such Covered Security by or on behalf of a fund or portfolio that he or she manages. In the event of such purchase or sale by the Portfolio Manager within the prescribed period, the purchase or sale shall, if practicable, be rescinded or, if rescission shall not be practicable, any profits realized on such purchase or sale shall be forfeited to a charity designated the Adviser.

          b. Exceptions to Seven Calendar Day Rule. The following securities are exempt from the Seven Calendar Day Rule:

               i. Securities exempt from pre-clearance by Advisory Persons (See Section V.B.3. of this Code).

               ii. Up to $20,000 per Covered Security per calendar month in Large Company Securities.

               iii. Per calendar month, the greater of five option contracts or sufficient option contracts to control $20,000 in the underlying Large Company Security.

               iv. Purchase or sale of Covered Securities by a person who is a Portfolio Manager solely as a result of being the direct or indirect supervisor of a Portfolio Manager (i.e., the Chief Investment Officer, the Head of Equities and the Head of Fixed Income) within a period of seven (7) calendar days before any transaction in such Covered Security, provided that, such person is unaware that such Covered Security is under consideration by a Portfolio Manager.

               v. Purchase or sale of Covered Securities by the Head of Equities that are held in a portfolio or fund managed by a Portfolio Manager that invests in fixed income securities and reports to the Head of Fixed Income.

               vi. Purchase or sale of Covered Securities by the Head of Fixed Income that are held in a portfolio or fund managed by a Portfolio Manager that invests in equity securities and reports to the Head of Equities.

               vii. Purchase or sale of a Covered Security by a Portfolio
                    Manager within a period of seven (7) calendar days before any transaction in such Covered Security by or on behalf of a portfolio managed by such Portfolio Manager, provided that, Compliance determines in good faith that the transaction on behalf of the managed portfolio was in the best interests of the portfolio and the personal transaction was not in contemplation of the portfolio transaction.

                 VI. PROCEDURES FOR HANDLING INSIDE INFORMATION

Investment advisers are required to establish, maintain, and enforce policies and procedures to prevent the misuse of material non-public information ("inside information"). These requirements are included in the Insider Trading and Securities Fraud Enforcement Act of 1988. Thrivent has established policies and procedures reasonably designed to prevent the misuse of inside information considering Thrivent's business, structure, size and other relevant factors.

The following procedures have been established to aid Advisory Persons in avoiding insider trading. Every Advisory Person must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties. If you have any questions about these procedures you should consult Compliance.

These procedures supplement Thrivent's Insider Trading Policy, which applies to every officer, director/trustee, advisory representative and employee of the Advisers.

A.   Identifying Inside Information

     Before trading for yourself or others (including the Thrivent Funds and other Clients) in the securities of a company about which you may have potential inside information, ask yourself the following questions:

     1. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

     2. Is the information nonpublic? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?

     If, after consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps.

     1.   Immediately report the matter to Securities Law.

     2. Do not purchase or sell the securities on behalf of yourself or others (including the Thrivent Funds and other Clients).

     3. Do not communicate the information inside or outside Thrivent, other than to Securities Law.

     4. After Securities Law has reviewed the issue, it will either place the issuer on the Restricted List ("Restricted List") or advise you that you are allowed to trade and communicate the information.

     Upon any addition or removal of an issuer from the Restricted List, Securities Law will promptly circulate a revised Restricted List to each Advisory Person. None of the Advisers, the Thrivent Funds or any other Client or any Advisory Person may purchase or sell securities of any issuer on the Restricted List.

B.   Personal Securities Trading

     Before entering into a securities transaction covered by these procedures, you should refer to the Restricted List or contact Securities Law. Securities transactions in companies appearing on the Restricted List are prohibited.

C.   Restricting Access to Material Nonpublic Information

     Information in your possession that you identify as material and nonpublic may not be communicated to anyone. This prohibition includes persons within Thrivent, except Compliance and persons requiring the information for legitimate business purposes. In addition, care should be taken so that such information is secure. For example, files containing material nonpublic information should be secured and access to computer files containing material nonpublic information should be restricted.

D.   Resolving Issues Concerning Insider Trading

     If, after consideration of the items set forth in paragraph A, doubt remains as to whether information is material or nonpublic, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with Securities Law before trading or communicating the information to anyone.

The Advisers and the Thrivent Funds have a vital interest in their reputation and in the integrity of the securities markets. Insider trading would destroy that reputation and integrity. Thrivent is committed to preventing insider trading and to punishing any employee who engages in the practice or fails to comply with the above steps designed to preserve confidentiality of inside information. These procedures are a vital part of Thrivent's compliance efforts and must be adhered to.

                      VII. ADMINISTRATION OF CODE OF ETHICS

A.   Procedures.

     The Chief Compliance Officer shall use reasonable diligence and institute procedures necessary to prevent violations of the Code.

B.   Reporting.

     No less frequently than annually, the Chief Compliance Officer shall furnish to the Board of Directors/Trustees, and the Boards of Directors/Trustees of each Thrivent Fund and Adviser must consider, a written report that:

     1. Describes any issues arising under the Code or procedures since the last report to the Board of Directors/Trustees, including, but not limited to, information about Material Violations of the Code and procedures and/or sanctions imposed in response to the material violations; and

     2. Certifies that the Thrivent Fund or Adviser, as applicable, has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

     "Material Violations" include, without limitation, a second failure within a 24-month period to (i) obtain pre-clearance, (ii) comply with any applicable holding period, or (iii) comply with any applicable black-out period.

C.   Recordkeeping Requirements.

     1. Each Fund and Adviser must, at its principal place of business, maintain records in the manner and to the extent set out in this
          Section VI, and must make these records available to the SEC or any representative of the SEC at any time and from time to time for reasonable periodic, special or other examination:

          a. A copy of each code of ethics for the organization that is in effect, or at any time within the past five years was in effect, must be maintained in an easily accessible place;

          b. A record of any violation of the code of ethics, and any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

          c.   A copy of each report made by an Access Person as required by
               Section IV, including broker confirmations, must be maintained for at least five years after the end of the fiscal year in which the report is made or the information provided, the first two years in an easily accessible place; and

          d. A record of all persons, currently or within the past five years, who are or were required to make reports under Section IV, or who are or were responsible for reviewing such reports, must be maintained in an easily accessible place.

     2. Each Fund and each Adviser must maintain a record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Person of a Limited Offerings pursuant to Section V.A.2.

D.   Sanctions

     Upon learning of a violation of this Code, the Adviser may impose any sanction as it deems appropriate under the circumstances, including, but not limited to, letters of reprimand, suspension of personal trading activity, forfeiture of profits, or suspension or termination of employment.

                                   APPENDIX A
                           Four Compliance Categories

------------------------------------------------------------------------------------------------------------
Access Person                                                    Reporting and Broker Confirms
                                                                 .    Excludes:
..    Officer or Director of:                                             Independent Fund Directors
        Thrivent Mutual Funds                                            Independent TFL Directors
        Thrivent Series Fund, Inc.                                       Officers of TFL and/or TIMI who are
        Thrivent Investment Management Inc. (TIMI)                          not also Advisory Persons
        Thrivent Financial for Lutherans (TFL)
..    Advisory Persons
..    Investment Personnel
..    Portfolio Managers
------------------------------------------------------------------------------------------------------------

   Advisory Person                                               Trade Pre-Clearance
                                                                 Private Placements Procedures
                                                                 No Initial Public Offerings

   .    Officers and employees in the Securities Department
   .    Certain officers and employees in Fund Accounting
   .    Certain officers and employees in Securities Law
   .    Member of Portfolio Compliance and Valuation Committee
   .    Investment Personnel
   .    Portfolio Managers
------------------------------------------------------------------------------------------------------------
      Investment Personnel                                       60-day Holding Period

      .    Equities Research Staff
      .    Fixed Income Research Staff
      .    Equity Traders
      .    Fixed Income Traders
      .    Portfolio Manager
------------------------------------------------------------------------------------------------------------
         Portfolio Manager                                       7-Day Black-out Period

         .    Mutual Fund Portfolio Managers
         .    Head of Equities
         .    Head of Fixed Income

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                                  APPENDIX B-1

      PERSONAL TRADING REQUEST AND AUTHORIZATION FORM (for Advisory Person)

--------------------------------------------------------------------------------
Request for Trade Approval  (To be completed by designated compliance officer)
--------------------------------------------------------------------------------
Name:                          Compliance Category: [ ] Advisory Person
      ----------------------                        [ ] Investment Personnel
Phone Ext.:                                         [ ] Portfolio Manager
            ----------------
--------------------------------------------------------------------------------
Security Name/Description:
                           -----------------------------------------------------
Ticker:
        -------------
--------------------------------------------------------------------------------
If a Portfolio Manager is requesting trade approval, has the security been purchased or sold within the last seven days for a portfolio that he or she manages? [ ] Yes [ ] No

Is an order pending for the acquisition or sale of the subject security?
[ ] Yes** [ ] No

**If yes, request may be held for approval until all trades have been completed or withdrawn. Time of completion or withdrawal:
                                                --------------
--------------------------------------------------------------------------------
Personal trading request approved? [ ] Yes [ ] No


By:
    ------------------------------------
Date:
      ----------------------------------
Time:
      ----------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Execution (To be completed by Advisory Person)
--------------------------------------------------------------------------------
Trade executed? [ ] Yes [ ] No

If yes, provide the following information:

   Date:
         ------------------------
   Quantity:
             --------------------
   Price:
          -----------------------
   Broker:
           ----------------------
   Transaction
   Type: [ ] Purchase
         [ ] Sale
         [ ] Other (Describe)
                              --------------------------------------------------
--------------------------------------------------------------------------------


----------------------   -------------------------   ---------------------------
Printed Name             Signature                   Date
--------------------------------------------------------------------------------

                                  APPENDIX B-2
   PERSONAL TRADING REQUEST AND AUTHORIZATION FORM (For Investment Personnel)

-----------------------------------------------------------------------------------------------------------------------
Request for Trade Approval (To be completed by designated compliance officer)
-----------------------------------------------------------------------------------------------------------------------
Name:                          Compliance Category:   [ ] Advisory Person
      ----------------------                          [ ] Investment Personnel
Phone Ext.:                                           [ ] Portfolio Manager
            ----------------
-----------------------------------------------------------------------------------------------------------------------
Security Name/Description:
                           -----------------------------------------------------
Ticker:
        -------------
-----------------------------------------------------------------------------------------------------------------------
If a Portfolio Manager is requesting trade approval, has the security been purchased or sold within the last seven days for a portfolio that he or she manages? [ ] Yes [ ] No

Is an order pending for the acquisition or sale of the subject security?
[ ] Yes** [ ] No

**If yes, request may be held for approval until all trades have been completed or withdrawn. Time of completion or withdrawal:
                                                --------------
-----------------------------------------------------------------------------------------------------------------------
Personal trading request approved? [ ] Yes [ ] No


By:
    ------------------------------------
Date:
      ----------------------------------
Time:
      ----------------------------------
-----------------------------------------------------------------------------------------------------------------------
Execution (To be completed by Investment Personnel)
-----------------------------------------------------------------------------------------------------------------------
Trade executed? [ ] Yes [ ] No

If yes, provide the following information:

     Date:
           ------------------------
     Quantity:
               --------------------
     Price:
            -----------------------
     Broker:
             ----------------------
     Transaction
     Type: [ ] Purchase
               Have you sold this security for your personal account within the last 60 days?      [ ] Yes** [ ] No
           [ ] Sale
               Have you purchased this security for your personal account within the last 60 days? [ ] Yes** [ ] No
           [ ] Other (Describe)
                                --------------------------------------------------------------------------------

**If you answered yes, complete the following:

     .    Market Capitalization:
                                 -------------------

     .    List all of your personal transactions in the subject security during the current calendar month:

               Date                  Transaction Type   Purchase Price/Sales Proceeds
               -------------------   ----------------   -----------------------------

               -------------------   ----------------   -----------------------------

               -------------------   ----------------   -----------------------------

               -------------------   ----------------   -----------------------------

               -------------------   ----------------   -----------------------------

     .    Exchange on which traded:
                                    -------------------------------------------------------------------------

     .    If other than common stock, describe security:
                                                         ----------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


----------------------   ---------------------------   ----------------------
Printed Name             Signature                     Date
-------------------------------------------------------------------------------------------------------------------

                                  APPENDIX B-3
     PERSONAL TRADING REQUEST AND AUTHORIZATION FORM (For Portfolio Manager)

-----------------------------------------------------------------------------------------------------------------------
Request for Trade Approval (To be completed by designated compliance officer)
-----------------------------------------------------------------------------------------------------------------------
Name:                          Compliance Category:   [ ] Advisory Person
      ----------------------                          [ ] Investment Personnel
Phone Ext.:                                           [ ] Portfolio Manager
            ----------------
-----------------------------------------------------------------------------------------------------------------------
Security Name/Description:
                           -----------------------------------------------------
Ticker:
        -------------
-----------------------------------------------------------------------------------------------------------------------
If a Portfolio Manager is requesting trade approval, has the security been purchased or sold within the last seven days for a portfolio that he or she manages? [ ] Yes [ ] No

Is an order pending for the acquisition or sale of the subject security?
[ ] Yes** [ ] No

**If yes, request may be held for approval until all trades have been completed or withdrawn. Time of completion or withdrawal:
                                                --------------
-----------------------------------------------------------------------------------------------------------------------
Personal trading request approved? [ ] Yes [ ] No


By:
    ------------------------------------
Date:
      ----------------------------------
Time:
      ----------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Execution (To be completed by Portfolio Manager)
-----------------------------------------------------------------------------------------------------------------------
Trade executed? [ ] Yes [ ] No

If yes, provide the following information:

     Date:
           ------------------------
     Quantity:
               --------------------
     Price:
            -----------------------
     Broker:
             ----------------------
     Transaction
     Type:   [ ] Purchase
                 Have you sold this security for your personal account within the last 60 days?        [ ] Yes** [ ] No
                 Has the security been purchased or sold within the last seven days, or are you considering purchasing or selling the security within the next seven days, for
                 a portfolio that you manage?                                                          [ ] Yes** [ ] No

             [ ] Sale
                 Have you purchased this security for your personal account within the last 60 days?   [ ] Yes** [ ] No
                 Has the security been purchased or sold within the last seven days, or are you considering purchasing or selling the security within the next seven days, for
                 a portfolio that you manage?                                                          [ ] Yes** [ ] No

             [ ] Other (Describe)
                                  --------------------------------------------------------------------------------

**If you answered yes, complete the following:

     .    Market Capitalization:
                                 -------------------
     .    List all of your personal transactions in the subject security during the current calendar month:

               Date                  Transaction Type   Purchase Price/Sales Proceeds
               -------------------   ----------------   -----------------------------

               -------------------   ----------------   -----------------------------

               -------------------   ----------------   -----------------------------

               -------------------   ----------------   -----------------------------

               -------------------   ----------------   -----------------------------
     .    Exchange on which traded:
                                    -------------------------------------------------------------------------
     .    If other than common stock, describe security:
                                                         ----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------


----------------------   ---------------------------   ----------------------
Printed Name             Signature                     Date
-----------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                       INITIAL SECURITIES HOLDINGS REPORT

            Pursuant to the Code of Ethics Effective February 1, 2005

     adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940
                                       and
            Rule 204A-1 under the Investment Advisers Act of 1940 by
                              Thrivent Mutual Funds
                           Thrivent Series Fund, Inc.
                        Thrivent Financial for Lutherans
                       Thrivent Investment Management Inc.

Set forth below or in the attached statement from my broker are all of the Covered Securities (as defined in the Code of Ethics) held in any account in which I or any family member residing with me or any minor child (whether or not such child resides with me) has a beneficial interest or in any account over which I have any investment discretion.

Please write "none" if no securities to report:
                                                -----------

Do not report open-end mutual funds other than Thrivent Mutual Funds
--------------------------------------------------------------------------------
                                       No. of Shares/
                                         Principal
Issuer                        Ticker       Amount                Broker
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------
Mail Stop


---------------------------   --------------------------   ---------------------
Print Name                    Signature                    Date

Attach and sign additional sheets if needed. Please return to Kaye Penfield at MS 1450.

                                   APPENDIX D

                    QUARTERLY SECURITIES TRANSACTIONS REPORT

            Pursuant to the Code of Ethics Effective February 1, 2005

     adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940
                                       and
            Rule 204A-1 under the Investment Advisers Act of 1940 by
                              Thrivent Mutual Funds
                           Thrivent Series Fund, Inc.
                        Thrivent Financial for Lutherans
                       Thrivent Investment Management Inc.

1. I hereby certify that I have read and am familiar with the above-referenced Code of Ethics ("Code"). This report is submitted in compliance with
     Section VI.B. of the Code.

2. Listed on Exhibit A hereto are all transactions during the calendar quarter ended [date] in a Covered Security (as defined in the Code) in which I had any direct or indirect Beneficial Ownership (as defined in the Code).

3. Except as set forth below, I have no interest or ownership in any company registered under the Securities and Exchange Act which is in excess of one percent (1%) of any class of the equity securities of such company.

          Company   % of Ownership
          -------   --------------

4.   Conflicts of Interest. Except as set forth below, I do not have:

     a. any interest or ownership in any real or personal property which is owned by or upon which Thrivent Financial for Lutherans or its affiliates holds a mortgage, lien or security interest, or of which Thrivent Financial for Lutherans or its affiliates is a lessee. (If none, please so state.)

     b. any relationship with any company, firm, trust or person such as employment, officership, directorship, trusteeship, advisory board membership, committee or commission membership, partnership or joint venture. (If none, please so state.)

5. Except as set forth below, none of the above-listed financial or other interests, relationships or ownerships compete in any way with my duties and responsibilities as an employee of Thrivent Financial for Lutherans. (If none, please so state.)

6. I agree to apprise the Law Division of Thrivent Financial for Lutherans in writing not less than 15 days after any changes that may occur in the answers to the foregoing statements in paragraphs 3 - 5 with respect to the said financial or other interests, ownerships or relationships.


                                        Signature
                                                  ------------------------------
Date                                    Title or Position
     --------------------------------                     ----------------------

EXHIBIT A

                 QUARTERLY SECURITIES TRANSACTIONS REPORT, cont.

Set forth are all of the transactions in Covered Securities (as defined in the Code) for the quarter ending [date] made for any account in which I or any family member residing with me or any minor child (whether or not such child resides with me) has a beneficial interest or for any account over which I have any investment discretion.

Please write "none" if you have no securities transactions to report:
                                                                      ----------

Do not report open-end mutual fund transactions other than the Thrivent Mutual Funds

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                                                                   No. of
                                                                  Shares/
                                                                 Principal                                     Pre-   Large
Issuer                Ticker   Security Type        Date   B/S     Amount    Unit Price        Broker         Clear   Cap     New
------------------------------------------------------------------------------------------------------------------------------------

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

B/S = Indicate whether you bought or sold the security
AMOUNT = Indicate the number of shares or principal amount
PRE-CLEAR = Place an "X" in the box if the transaction was exempt from pre-clearance
LARGE CAP = Place an "X" in the box if you used the exemption for small trades in large cap stocks
NEW = Place an "X" in the box if this a new position

--------------------------------------------------------------------------------


-------------------------   ---------------------------   ----------------------
Print Name                  Signature                     Date

Attach and sign additional sheets if needed. Please return to Kaye Penfield at MS 1450.

                                   APPENDIX E

                        ANNUAL SECURITIES HOLDINGS REPORT

            Pursuant to the Code of Ethics Effective February 1, 2005

     adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940
                                       and
            Rule 204A-1 under the Investment Advisers Act of 1940 by
                              Thrivent Mutual Funds
                           Thrivent Series Fund, Inc.
                        Thrivent Financial for Lutherans
                       Thrivent Investment Management Inc.

Set forth below or in the attached statement from my broker are all of the Covered Securities (as defined in the Code of Ethics) held in any account in which I or any family member residing with me or any minor child (whether or not such child resides with me) has a beneficial interest or in any account over which I have any investment discretion.

Please write "none" if no securities to report:
                                                -----------
Do not report open-end mutual funds.
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                                       No. of Shares/
                                         Principal
Issuer                        Ticker       Amount       Broker
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Mail Stop


---------------------------   --------------------------   ---------------------
Print Name                    Signature                    Date

Attach and sign additional sheets if needed. Please return to Kaye Penfield at MS 1450.

                                   APPENDIX F

                     SUBADVISERS' CODES OF ETHICS PROVISIONS

                                       2